                       VALUE LINE CONVERTIBLE FUND, INC.

                        --------------------------------
                                   PROSPECTUS
                               SEPTEMBER 1, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARY

  What is the Fund's goal? PAGE 2

  What are the Fund's main investment strategies? PAGE 2

  What are the main risks of investing in the Fund? PAGE 2

  How has the Fund performed? PAGE 4

  What are the Fund's fees and expenses? PAGE 5

 HOW WE MANAGE THE FUND

  Our principal investment strategies PAGE 6

  The principal risks of investing in the Fund PAGE 9

      WHO MANAGES THE FUND

          Investment Adviser PAGE 11

          Management fees PAGE 11

          Portfolio management PAGE 11

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 12

              How to sell shares PAGE 14

              Special services PAGE 16

              Dividends, distributions and taxes PAGE 16

        FINANCIAL HIGHLIGHTS

              Financial Highlights PAGE 17

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S GOAL?

                   The Fund's investment objective is to seek high current income together with capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Fund's goals, we invest, under normal conditions, at least 70% of the Fund's net assets in "convertible securities"--that is bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. These may include Rule 144A securities and high yielding bonds (known as "junk bonds").

                   In selecting securities for purchase or sale, we may rely on the Value Line Ranking System for convertible securities. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, Value Line's evaluation of the convertible security begins with its ranking of the underlying common stock, using the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. The rank for the common stock is then combined with the Adviser's evaluation of the convertible. The Fund will usually invest in convertible securities ranked 1, 2 or 3 by the Value Line Ranking System. The Fund's portfolio will be actively traded.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                   Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High-yielding, lower rated securities (junk bonds) have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, greater price volatility and possible lack of liquidity, than is the case with higher rated securities.

                   One of the risks that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that any of the Fund's holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund's securities to fall.

                   The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices and by changes in interest rates.

                   The Fund has a high portfolio turnover rate which may negatively affect the Fund's performance.

                   Because the Fund may use the Value Line Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund's portfolio.

                   An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 9.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the S&P 500-Registered Trademark- Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          10.72%
1990          -3.72%
1991          28.71%
1992          13.83%
1993          14.83%
1994          -5.28%
1995          22.75%
1996          20.20%
1997          17.03%
1998           0.54%

BEST QUARTER:                             Q1 1991  +10.15%
WORST QUARTER:                            Q3 1998  (11.78%)

                   As of June 30, 1999, the Fund had a year-to-date total return of 4.51%.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98

                                                         10
                                     1 YEAR   5 YEARS   YEARS
--------------------------------------------------------------
VALUE LINE CONVERTIBLE FUND          0.54%    10.46%   11.42%
--------------------------------------------------------------
S&P 500-REGISTERED TRADEMARK- INDEX  28.58%   24.06%   19.21%
--------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES   NONE
AS A PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A          NONE
PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED
DIVIDENDS                                           NONE
--------------------------------------------------------
REDEMPTION FEE                                      NONE
--------------------------------------------------------
EXCHANGE FEE                                        NONE
--------------------------------------------------------

                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------
MANAGEMENT FEES                                     0.75%
---------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) Fees               None
---------------------------------------------------------
Other Expenses                                      0.25%
---------------------------------------------------------
Total Annual Fund Operating Expenses                1.00%
---------------------------------------------------------

                   EXAMPLE
                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses would be the same whether you sold your shares at the end of each period or continue to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------
VALUE LINE CONVERTIBLE FUND     $102    $318     $552     $1,225
------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES

                   Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                   Under normal conditions, the Fund will invest at least 70% of its net assets in convertible securities. The balance of the Fund's portfolio may include non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or other money market instruments. Securities received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may also be retained in the Fund's portfolio to permit orderly disposition or for federal income tax purposes. The Fund is not required to sell securities for the purpose of assuring that 70% of its assets are invested in convertible securities.

                   Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. The Fund may invest in high yielding, lower rated bonds known as "junk bonds". These are rated below investment grade by independent rating agencies or are not rated but which the Adviser considers to be of comparable credit.

                   In selecting securities for purchase or sale, the Adviser may rely on the Value Line Ranking System for convertible securities which has evolved over many years of research. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Value Line Ranking System's evaluation of the convertible begins with its ranking of the underlying common stock, using the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System.

                   The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations.

                   There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                   The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed by the Adviser in managing private accounts since 1981, and in managing the Value Line Small-Cap Growth Fund, Inc. since 1993.

                   The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming six to twelve months relative to all 1,800 stocks under review in the Expanded Edition.

                   The rank for the common stock is then combined with the Adviser's evaluation of the convertible. Using a statistical evaluation model, a rank is assigned to the approximately 375 convertibles and more than 18 warrants in The Value Line Convertibles Survey issued by companies that are ranked in The Value Line Investment Survey. An additional 225 convertibles and 102 warrants are evaluated but not ranked because the underlying stocks are not ranked by The Value Line Investment Survey. The Value Line Convertible Ranking System, which has been published in essentially its present form since 1973, makes a comparison of the historic price relationship of the convertible to its underlying stock (or to other issues of a similar nature) making adjustments for any changes in conditions that have occurred, to estimate the degree to which the convertible may be underpriced or overpriced. Convertibles issued by companies that are ranked by The Value Line Investment Survey are then ranked on a scale of 1 (highest) to 5 (lowest) based on the total return (from income or dividends plus appreciation) the Adviser estimates it will provide relative to its risk during the coming year. The Value Line Convertible Rankings are published four times a month in The Value Line Convertibles Survey.

                   The Value Line Rankings do not eliminate market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. Under normal conditions, the Fund will purchase convertible securities ranked 1 or 2 although it may also purchase securities ranked 3; those convertible securities that fall in rank below 3 will be sold as soon as practical, although those ranked 1, 2 or 3 may also be sold if the Adviser deems a sale advisable. The number of convertible securities ranked 1 and 2 will change from week to week. As of June 21, 1999, there were 77 convertible securities ranked 1 and 90 ranked 2, not all of which will be purchased by the Fund. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                   The Fund also may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's assets in cash, cash equivalents or U.S. Government securities for temporary defensive purposes. This could help the Fund avoid losses, but it may result in lost opportunities. If this becomes necessary, the Fund's assets may not be invested in accordance with its strategy and may not achieve its investment objectives.

                   PORTFOLIO TURNOVER
                   The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives which results in higher brokerage commissions and other expenses. High portfolio turnover may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could raise your income tax liability.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                    / / Because the Fund may invest a substantial portion of its assets in convertible securities, the value of the securities in its portfolio might decrease in response to the activities of an individual company or in response to general market or economic conditions. If this occurs, the Fund's share price may decrease.

                    / / Debt securities represent the contractual obligation of an issuer to pay interest and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

                    / / High yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankuptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities.

                    / / Issuers of lower-rated securities are more likely to
                        experience financial stress in periods of economic downturn or rising interest rates. In addition, the issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

                    / / The Fund's use of the Value Line Ranking Systems
                        involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                    / / Certain securities may be difficult or impossible to
                        sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

                    / / Please see the Statement of Additional Information for a
                        further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                   YEAR 2000 RISKS
                   Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                   The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey, The Value Line Convertibles Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / By telephone
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                    / / By wire
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / Through a broker-dealer
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / By mail
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                    / / Minimum/additional investments
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order.

                    / / Time of purchase
                   Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,

                   Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.

                    / / Net asset value
                   We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. The Fund's convertible securities are valued on the basis of prices provided by an independent pricing service. Securities for which quotations are not available from the pricing service, and all other assets of the Fund, are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / By mail
                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                    / / By telephone or wire
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / By check
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / Through a broker-dealer
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund. We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                   Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been authorized.

                    / / By exchange
                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                   When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.

                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.

                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                   REDEMPTION IN KIND
                   The Fund reserves the right to make a redemption in kind--payment in portfolio securities rather than cash--if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund intends to pay dividends from its net investment income quarterly and to distribute any capital gains that it has realized annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. Distributions from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. In addition, you may be subject to state and local taxes on distributions.

                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS

                   -------------------------------------------------------------

                                                                      YEARS ENDED APRIL 30,
-------------------------------------------------------------------------------------------------------------------
                                                   1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $14.80         $13.07         $14.10         $11.79         $12.26
-------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                           .57            .65            .70            .66            .74
    Net gains or losses on securities (both
    realized and unrealized)                      (1.33)          2.50            .50           2.33           (.02)
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations               (.76)          3.15           1.20           2.99            .72
-------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net investment income           (.60)          (.67)          (.65)          (.68)          (.76)
    Distributions from realized capital gains      (.67)          (.75)         (1.58)            --           (.43)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                           (1.27)         (1.42)         (2.23)          (.68)         (1.19)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $12.77         $14.80         $13.07         $14.10         $11.79
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      (4.64)%        25.04%          8.80%         26.07%          6.53%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)                                   $ 69,277       $ 97,679       $ 68,684       $ 72,620       $ 50,523
Ratio of expenses to average
  net assets                                       1.00%(1)        .98%(1)       1.01%(1)       1.08%         1.08%
Ratio of net investment income to
  average net assets                               3.98%          4.63%          4.94%          5.14%         6.13%
Portfolio turnover rate                             123%           111%           164%           129%           87%

                    ------------------------------------------------------------

                    (1) Before offset of custody credits. Including the custody credits would not have changed the expense ratio. The ratio of expenses to average net assets would not have changed net of custody credits.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated September 1, 1999, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

                   You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

                   INVESTMENT ADVISER              SERVICE AGENT
                   Value Line, Inc.                State Street Bank and Trust
                   220 East 42nd Street            Company
                   New York, NY 10017-5891         c/o NFDS
                                                   P.O. Box 219729
                                                   Kansas City, MO 64121-9729

                   CUSTODIAN                       DISTRIBUTOR
                   State Street Bank and Trust     Value Line Securities, Inc.
                   Company                         220 East 42nd Street
                   225 Franklin Street             New York, NY 10017-5891
                   Boston, MA 02110

                   Value Line Securities, Inc.
                   220 East 42nd Street, New
                   York, NY 10017-5891             File no. 811-4258

                       VALUE LINE CONVERTIBLE FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 1, 1999
-------------------------------------------------------------------------------

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Convertible Fund, Inc. dated September 1, 1999, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

                                 --------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                      ---------
Description of the Fund and Its Investments and Risks...............................       B-2
Management of the Fund..............................................................       B-6
Investment Advisory and Other Services..............................................       B-8
Brokerage Allocation and Other Practices............................................       B-9
Capital Stock.......................................................................       B-10
Purchase, Redemption and Pricing of Shares..........................................       B-10
Taxes...............................................................................       B-12
Performance Data....................................................................       B-13
Financial Statements................................................................       B-14

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

PRINCIPAL INVESTMENT STRATEGIES.

    - RULE 144A SECURITIES. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

    - RESTRICTED OR ILLIQUID SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its total assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term, non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund will not invest more than 10% of its assets in illiquid securities. If more than 10% of the Fund's assets are determined to be in illiquid securities, the Fund will take appropriate steps to protect liquidity.

    - COVERED CALL OPTIONS. The Fund may write covered call options on securities held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying common stock at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets and will only write call options which are traded on a national securities exchange.

    The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    - LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    - SHORT SALES. The Fund may from time to time make short sales of securities in order to protect a profit or attempt to minimize a loss with respect to convertible securities. The Fund will only make a short sale of a security if it owns other securities convertible into an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

    - REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

    - FOREIGN SECURITIES. The Fund may purchase U.S. dollar denominated securities of foreign issuers which are publicly traded in the United States. Foreign securities involve additional risks and may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there may be less public information about their operations. These risks are typically greater for investments in less-developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount of the Fund's assets that may be invested in these types of foreign securities.

    FUND POLICIES.

         (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

        (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

        (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

        (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

        (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

       (vii) The Fund may not engage in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

       (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

        (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xiii) The Fund may not invest in commodities or commodity contracts.

       (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xv) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities.

       (xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      (xvii) The investment objective of the Fund is to seek high current income together with capital appreciation.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 64                             of Directors and       Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc. (the "Distributor"); Chairman and
                                                           President of each of the 15 Value Line Funds.
 John W. Chandler                   Director               Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc. Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 75                                                    Emeritus, Williams College.
 David H. Porter                    Director               President Emeritus, Skidmore College since
 5 Birch Run Drive                                         January 1, 1999; Visiting Professor of
 Saratoga Springs, NY 12866                                Classics, Williams College, since July 1,
 Age 63                                                    1999; President, Skidmore College, 1987-1998;
                                                           Director of Adirondack Trust Company.
 Paul Craig Roberts                 Director               Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 60
 Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of
 1409 Beaumont Drive                                       Trustees.
 Gladwyne, PA 19035
 Age 50
 Bruce Alston                       Vice President         Portfolio Manager with the Adviser since
 Age 53                                                    1997; Portfolio Manager with Dreyfus
                                                           Management, Inc. 1994-1996, and Prudential
                                                           Capital Markets Group, 1981-1994.

NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
 Nathan N.J. Grant                  Vice President         Portfolio Manager with the Adviser since
 Age 29                                                    1996; Trader, Fixed Income Securities,
                                                           Blaylock & Partner, 1994-1996.
 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 42                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor. Vice Presi-
                                                           dent, Secretary and Treasurer of each of the
                                                           15 Value Line Funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended April 30, 1999. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED APRIL 30, 1999

                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  --------------
Jean B. Buttner                                 $     -0-                N/A             N/A     $      -0-
John W. Chandler                                    2,968                N/A             N/A         35,620
David H. Porter                                     2,968                N/A             N/A         35,620
Paul Craig Roberts                                  2,718                N/A             N/A         32,620
Nancy-Beth Sheerr                                   2,968                N/A             N/A         35,620

    As of May 31, 1999, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 528,939 shares or approximately 10.2% of the shares outstanding. The Adviser and its affiliates owned 226,752 shares of record or approximately 4.4% of the outstanding shares. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.

    The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 3/4 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended April 30, 1997, 1998 and 1999, the Fund paid or accrued to the Adviser advisory fees of $517,810, $638,379 and $592,362, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information no such agreements exist.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the fiscal year ended April 30, 1997, 1998 and 1999, the Fund paid brokerage commissions of $33,824, $22,709 and $28,811, respectively.

    The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During the fiscal year ended April 30, 1999, $21,791 (76%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $7,021 (24%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to shareholders of the Value Line funds. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded 100% in each of the last four years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

    Each share of beneficial interest of the Fund, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service approved by the Trustees. In valuing such securities, the pricing service generally takes into account appropriate factors such as institutional size trading characteristics and other market data. Securities not priced in this manner are valued at the midpoint between the latest available bid and asked prices in the principal market (last sales price if the principal market is an exchange) in which such securities are normally traded. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees or persons acting at their direction may determine. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended April 30, 1999, the Fund did not incur such losses.

    Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the amounts of qualifying dividends.

    A distribution by the Fund will reduce the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Under certain circumstances, a loss on the sale or redemption of shares held for twelve months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.

    The Fund's average annual total returns for the one, five and ten year periods ending December 31, 1998 were 0.54%, 10.46% and 11.42%, respectively.

    The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Fund's financial statements for the year ended April 30, 1999, including the financial highlights for each of the five fiscal years in the period ended April 30, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.